UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 7, 2022

Rent-A-Center, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38047	45-0491516
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5501 Headquarters Drive
Plano, Texas 75024
(Address of principal executive offices and zip code)

(972) 801-1100
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	RCII	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2022 Annual Meeting of Stockholders of Rent-A-Center, Inc. (the “Company”), held on June 7, 2022, the Company’s stockholders voted on three matters: (1) the election or re-election of the directors nominated by the Company’s board of directors, (2) the ratification of the Audit & Risk Committee’s selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022 and (3) the advisory vote on the compensation of the named executive officers of the Company for the year ended December 31, 2021, as set forth in the Company’s proxy statement filed with the Securities and Exchange Commission on April 25, 2022. The final voting results for each proposal are set forth below.

Proposal One: Having received more than a majority of votes cast at the meeting, each of the individuals named below was elected or re-elected as a director:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Jeffrey Brown	44,167,102	739,386	35,467	5,162,522
Mitchell Fadel	44,633,979	273,197	34,779	5,162,522
Christopher Hetrick	44,143,494	762,661	35,800	5,162,522
Harold Lewis	44,619,150	285,670	37,135	5,162,522
Glenn Marino	44,170,648	734,388	36,919	5,162,522
Carol McFate	44,109,872	797,058	35,025	5,162,522
B.C. Silver	44,144,104	749,116	48,735	5,162,522
Jen You	44,623,926	269,853	48,176	5,162,522

Proposal Two: The selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022 was ratified with voting on the proposal as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
49,837,091	152,484	114,902	0

Proposal Three: The compensation of the named executive officers of the Company for the year ended December 31, 2021 was approved, on an advisory basis, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
44,013,321	837,684	90,950	5,162,522

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENT-A-CENTER, INC.

Date: June 7, 2022	By:	/s/ Bryan Pechersky
Bryan Pechersky
Executive Vice President, General Counsel and Secretary